SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): December 12, 2003


                                  ASHLAND INC.
             (Exact name of registrant as specified in its charter)


                                    Kentucky
                 (State or other jurisdiction of incorporation)

                1-2918                                      61-0122250
       (Commission File Number)                         (I.R.S. Employer
                                                       Identification No.)


       50 E. RiverCenter Boulevard, Covington, Kentucky       41012-0391
           (Address of principal executive offices)           (Zip Code)


       P.O. Box 391, Covington, Kentucky                      41012-0391
                (Mailing Address)                             (Zip Code)


        Registrant's telephone number, including area code (859) 815-3333




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Item 7.  Financial Statements and Exhibits
-------  ---------------------------------

(c)      Exhibits

99.1     5-Year Supplemental Financial Information posted to Ashland Inc.'s
         Website

Item 9.  Regulation FD Disclosure
-------  ------------------------

     On December 12, 2003, Ashland Inc. ("Ashland") will include the information contained in exhibit 99.1 on the "Investor Relations" section of its website located at www.ashland.com. Ashland is furnishing the information pursuant to the Securities and Exchange Commission's ("SEC") Regulation FD. The information contained in exhibit 99.1 includes five years (fiscal years 1999 - 2003) of supplemental financial information concerning Ashland and its consolidated subsidiaries. The information is intended to be considered in the context of Ashland's SEC filings and other public announcements that Ashland may make from time to time.

     By filing this report on Form 8-K, Ashland makes no admission as to the materiality of any information in this report. Ashland reserves the right to discontinue the availability of the data in the attached exhibit from its website at any time.


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                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                        ASHLAND INC.
                                            ------------------------------------
                                                        (Registrant)



    Date:  December 12, 2003                     /s/ J. Marvin Quin
                                            ------------------------------------
                                            Name:     J. Marvin Quin
                                            Title:    Senior Vice President and
                                                      Chief Financial Officer

                               EXHIBIT INDEX

99.1 5-Year Supplemental Financial Information posted to Ashland's website


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